UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      December 19, 2005 (December 16, 2005)
Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26536 (Commission File Number)	33-0029027 (IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California (Address of principal executive offices)		92656 (Zip Code)
Registrant’s telephone number, including area code:      (949) 362-5800
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
5.02(d) Election of Director.
(1) On December 16, 2005, the board of directors of the Registrant voted to elect Ted L. Hoffman as a new director.
(2) Mr. Hoffman will be compensated in accordance with the Registrant’s compensation policy for non-employee directors as set forth in the section titled “Compensation of Directors” appearing in the Registrant’s Definitive Proxy Statement for the 2005 Annual Meeting of Stockholders filed June 10, 2005.
(3) None.
(4) None.
Item 9.01 Financial Statements and Exhibits.
9.01(c) Exhibits.
     99.1 Press Release of Smith Micro Software, Inc. dated December 19, 2005, announcing the election of Ted L. Hoffman as a member of the board of directors of the Registrant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC. (Registrant)
Date: December 19, 2005	By:	/s/ William W. Smith, Jr.
		Name:	William W. Smith, Jr.
		Title:	President and Chief Executive Officer

Index to Exhibits

Exhibit
Number	Exhibit

99.1	Press Release of Smith Micro Software, Inc. dated December 19, 2005, announcing the election of Ted L. Hoffman as a member of the board of directors of the Registrant.